Exhibit 32.1 and 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this amendment to the Annual Report of Xiangtian (USA) Air Power Co., Ltd. (the "Company") on Form 10-K for the year ended July 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Zhiqi Zhang, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 10, 2015

/s/ Zhiqi Zhang
Zhiqi Zhang
Chief Executive Officer (Principal Executive Officer) and Acting Chief Financial Officer (Principal Financial Officer)